July 22, 2009

DREYFUS APPRECIATION FUND, INC. Supplement to Statement of Additional Information dated May 1, 2009

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s Statement of Additional Information entitled “Management Arrangements”:

     As compensation for its services as the Fund’s investment adviser, effective on or about August 3, 2009 (the “Effective Date”), the Fund has agreed to pay The Dreyfus Corporation a monthly investment advisory fee at the annual rate of .3325% of the value of the Fund’s average daily net assets.

     As compensation for its services as the Fund’s sub-investment adviser, effective on the Effective Date, the Fund has agreed to pay Fayez Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the Fund’s average daily net assets.